FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS [Text Block]

12.         FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS

The Company is exposed to various financial instrument risks and assesses the impact and likelihood of this exposure. These risks include liquidity, foreign currency, and credit and interest rate risks. Where material, these risks are reviewed and monitored by the Board of Directors.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company has in place a planning and budgeting process to help determine the funds required to ensure the Company has the appropriate liquidity to meet its operating and growth objectives. The Company’s cash and cash equivalents are invested in business accounts with quality financial institutions, and are available on demand for the Company’s programs.
Foreign currency risk

The Company operates in Canada and Mexico and is therefore exposed to foreign exchange risk arising from transactions denominated in a foreign currency. The operating results and the financial position of the Company are reported in Canadian dollars. The fluctuations of the operating currencies in relation to the Canadian dollar will, consequently, have an impact upon the reporting results of the Company, and may also affect the value of the Company’s assets and liabilities. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.

The Company is exposed to foreign currency risk through the following financial assets and liabilities held in the following Canadian dollar equivalents:

2018	Canadian Dollar	US Dollar	Mexican Peso	Total
Cash and cash equivalents	$11,308,391	$32,359,542	$345,809	$44,013,742
Amounts receivable	169,449	-	1,125	170,574
Taxes receivable	36,519	-	3,877,934	3,914,453
Total financial assets	11,514,359	32,359,542	4,224,868	48,098,769
Less: accounts payable and accrued liabilities	(730,583)	(731,593)	(362)	(1,462,538)
Net financial assets	$10,783,776	$31,627,949	$4,224,506	$46,636,231

2017	Canadian Dollar	US Dollar	Mexican Peso	Total
Cash and cash equivalents	$10,074,987	$39,180	$2,157	$10,116,324
Amounts receivable	64,263	-	4,373	68,636
Taxes receivable	19,500	-	1,526,702	1,546,202
Total financial assets	10,158,750	39,180	1,533,232	11,731,162
Less: accounts payable and accrued liabilities	(306,778)	(581,493)	(18,020)	(906,291)
Net financial assets	$9,851,972	$(542,313)	$1,515,212	$10,824,871

At December 31, 2018, a 10% appreciation (depreciation) in the value of the US dollar and Mexican peso against the Canadian dollar, with all other variables held constant, would result in approximately a $3.6 million increase (decrease) in the Company’s net loss for the year.

Credit risk

Credit risk is the risk of potential loss to the Company if the counterparty to a financial instrument fails to meet its contractual obligations. The Company’s credit risk is primarily attributable to its liquid financial assets including cash and cash equivalents, amounts receivable, and taxes receivable. The Company limits exposure to credit risk on liquid financial assets through maintaining its cash and cash equivalents with high-credit quality financial institutions. Valued added tax receivables are generated on the purchase of supplies and services for the Company’s exploration programs, which are refundable from the Canadian and Mexican governments. At December 31, 2018, the amounts receivable balance of $170,574 (2017 – $68,636) consisted primarily of $119,604 (2017 – $61,104) due from related parties (note 7). The carrying amount of financial assets, as stated in the consolidated statement of financial position, represents the Company’s maximum credit exposure.

Interest rate risk

The Company’s exposure to interest rate risk arises from the interest rate impact on its cash and cash equivalents. The Company’s practice has been to invest cash at floating rates of interest in cash equivalents, in order to maintain liquidity, while achieving a satisfactory return for shareholders. There is minimal risk that the Company would recognize any loss as a result of a decrease in the fair value of any term deposit or guaranteed bank investment certificates, as they are held with a large and stable financial institution. As at December 31, 2018, with all other variables unchanged, a one percentage point change in interest rates would not have a significant impact on the Company’s net and comprehensive loss for the year.

Financial instruments carrying value and fair value

The Company’s financial instruments consist of cash and cash equivalents, amounts receivable, and accounts payable. The carrying value of amounts receivable and accounts payable approximate their fair values due to the short-term nature of these instruments.

The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability (for example, interest rate and yield curves observable at commonly quoted intervals, forward pricing curves used to value currency and commodity contracts and volatility measurements used to value option contracts), or inputs that are derived principally from or corroborated by observable market data or other means. Level 3 inputs are unobservable (supported by little or no market activity). The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. The Company’s cash and cash equivalents are measured using level 1 inputs.

The following table summarizes the classification and carrying values of the Company’s financial instruments at December 31, 2018 and 2017:

2018	FVTPL	Amortized cost (financial assets)	Amortized cost (financial liabilities)	Total
Financial assets
Cash and cash equivalents	$44,013,742	$-	$-	$44,013,742
Amounts receivable	-	170,574	-	170,574
Total financial assets	$44,013,742	$170,574	$-	$44,184,316

Financial liabilities
Accounts payable and accrued liabilities	$-	$-	$1,462,538	$1,462,538

2017
Financial assets
Cash and cash equivalents	$10,116,324	$-	$-	$10,116,324
Amounts receivable	-	68,636	-	68,636
Total financial assets	$10,116,324	$68,636	$-	$10,184,960

Financial liabilities
Accounts payable and accrued liabilities	$-	$-	$906,291	$906,291